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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 30, 1994 included in Lear Seating Corporation's Form 8-K/A filed on February 28, 1995, and to all references to our firm included in this registration statement.

                                          /s/ Arthur Andersen & Co., s.a.s.

                                          ARTHUR ANDERSEN & CO., s.a.s.

Turin, Italy
  August 24, 1995